UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-02631

                          Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                 Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Terry Wettergreen

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                 Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

January 9, 2019

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2018.

Our Fund earned $11.77 per share of net investment income for a share outstanding throughout 2018, compared to $10.94 per share earned in 2017. Dividend income in 2018 was decreased by $457,648 from 2017. Expenses decreased in 2018.

The December 2018 distribution of $4.02 per share consisted of a $2.75 per share quarterly distribution and an extra year-end of $1.27 per share. After providing for the December 2018 distribution, the net asset value per partnership share at December 31, 2018 was $619.69. The net asset value at September 30, 2018, the date of our last report, was $703.64.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-800-852-4750 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-852-4750 or by contacting your financial intermediary. Your election to receive reports in paper will apply to the Fund and all funds you hold with your financial intermediary.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

Summary

U.S. stocks, as represented by the S&P 500® Index, returned -13.52% in the fourth quarter of 2018. This selloff dragged investment returns into negative territory for the year with the S&P 500® Index declining -4.38% for the one year period ended December 31, 2018. General uncertainty contributed to the U.S. equity market correction as investors weighed the pace of the Federal Reserve (“Fed”) interest rate hikes, persistent trade tensions, less synchronized global growth and a shorter list of potential catalysts for upside surprise.

Performance Attribution

The Fund underperformed its benchmark index, the S&P 500®, during the 12-month period. In sector terms, the largest detractor from performance was consumer discretionary, where an underweight to internet and direct marketing retail had the most negative impact. Financials and energy were additional detractors. An overweight to banks weighed in financials, while an equipment and services holding was a drag in energy. Elsewhere, zero exposure to utilities hindered results. In stock specifics, Wells Fargo & Company was the largest detractor, followed by Schlumberger Ltd. and an underweight to Amazon.com Inc.

Conversely, communication services was the largest contributor to performance during the 12 month period. Within the sector, entertainment and media holdings benefited results. Health care also added value, specifically a holding in equipment and supplies. Additionally, industrials was a source of strength with an overweight to road and rail proving most advantageous. The largest individual contributor was our position in Abbott Laboratories, followed by Merck & Co. Inc. and Union Pacific Corp.

Outlook

Over the past quarter, we experienced a significant change in the valuation of leading U.S. corporations. As long term investors, our mandate is to determine whether the fundamentals have significantly changed to warrant the repricing. Our research team has spent many hours talking to management teams, industry experts, and looking at the macro data. While we admit that various sub-sectors of the global economy are oversupplied or are seeing orders being pushed out, we continue to see adequate global growth and demand for services and products that we own in the Fund. We believe that 2018 earnings per share (“EPS”) growth will be in the high single digits. Additionally, there are very few excesses in the U.S. system as household debt is low, bank balance sheets are healthy, and inflation appears to have peaked, and therefore we expect U.S. corporate investment to reaccelerate should the tariff headwind be resolved. Against this backdrop, U.S. equities and in particular those business models with above trend growth, tend to get rewarded for their EPS growth as they continue to grow their market share and provide a unique solution. We do admit it has been interesting that ultimately, 2018 was a very similar year to 2016 despite robust free cash flow growth, which means that the majority of companies were cheaper at the end of year than at the start. This outcome is reminiscent of 2016 despite the fact that the fundamentals of many business models in the consumer, health care and technology areas created significant shareholder value. While we do not expect a large multiple

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

(Unaudited)

Portfolio Review (concluded)

change in 2019, we do expect stocks to go up more than their EPS growth as investors revisit U.S. companies and global equities. With inflation low and the global economy slowing, we expect the Fed to pause and wait for additional data before they raise rates further. As the market embraces this scenario, we believe U.S. equities will go higher.

In our view, the largest source of risk to earnings is linked to tariff uncertainty via potentially higher input costs and profit margin compression. We believe that there is greater probability of a trade deal than tariff escalation, given incremental progress at the G20 meeting between the U.S. and China. Timing this outcome, however, is very difficult and will likely remain a key source of volatility for the market. Another key source of risk for equities is the pace of monetary policy tightening. We believe this will likely be tempered given falling inflation expectations and more dovish remarks by the Fed’s chair and vice-chair.

The Fund’s overall sector weightings shifted during the 12-month period. Exposure to the communication services sector increased, while consumer discretionary decreased. This shift was mostly due to the Global Industry Classification Standard (“GICS”) reclassification of holdings in the S&P 500® Index in the second half of the year. The Fund remains well diversified, with the largest sector overweight relative to the S&P 500® Index in financials, followed by industrials and materials. The largest sector underweight relative to the benchmark was consumer discretionary, followed by information technology and utilities.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

(Unaudited)

PERFORMANCE COMPARISON

Comparison of Change in Value of $10,000 Investment in Chestnut Street

Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial AverageTM Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Periods Ended December 31, 2018

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception(3)
Chestnut Street Exchange Fund	-6.43%	6.21%	10.96%	10.67%
S&P 500® Index	-4.38%	8.49%	13.12%	10.92%
Dow Jones Industrial AverageTM Index	-3.48%	9.70%	13.16%	11.26%

(1)

The chart assumes hypothetical $10,000 initial investment in the Fund made on December 31, 2008 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross and net expense ratios for the fiscal year ended December 31, 2018 were 0.59% and 0.58%, respectively.

(2)	Results of index performance are presented for general comparative purposes.
(3)

Cumulative since inception total returns were 6,974.26%, 7,668.51% and 8,726.43% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average™ Index, respectively, for the period December 29, 1976 (inception date of the Fund) to December 31, 2018.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2018 through December 31, 2018, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000.00	$945.00	$2.84
Hypothetical † (5% return before expenses)	$1,000.00	$1,022.28	$2.96

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of (5.50)% for the six-month period ended December 31, 2018.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2018

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCK
Financial	21.4%	$35,098,288
Technology	17.7	29,095,757
Consumer Cyclicals	14.0	22,969,137
Health Care	12.9	21,242,201
Basics	8.0	13,173,029
Transportation	7.9	13,049,189
Capital Equipment	4.3	7,060,224
Energy	4.1	6,789,780
Retail	4.1	6,698,851
Staples	4.0	6,511,751
Other Assets in Excess of Liabilities	1.6	2,687,816

Net Assets	100.0%	$164,376,023

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2018

	Shares	Value
COMMON STOCKS—98.4%
BASICS—8.0%
Air Products & Chemicals, Inc.	57,114	$9,141,096
Cabot Corp.	73,848	3,171,033
Versum Materials, Inc.	31,057	860,900

		13,173,029

CAPITAL EQUIPMENT—4.3%
Emerson Electric Co.	106,453	6,360,567
General Electric Co.	92,425	699,657

		7,060,224

CONSUMER CYCLICALS—14.0%
3M Co.	23,636	4,503,603
CBS Corp.,—Class B	51,024	2,230,769
Comcast Corp.,—Class A	202,741	6,903,331
Walt Disney Co. (The)	85,102	9,331,434

		22,969,137

ENERGY—4.1%
Exxon Mobil Corp.	62,101	4,234,667
Schlumberger, Ltd.	70,818	2,555,113

		6,789,780

FINANCIAL—21.4%
Bank of America Corp.	48,170	1,186,909
JPMorgan Chase & Co.	111,618	10,896,149
Moody’s Corp.	70,949	9,935,698
Wells Fargo & Co.	283,844	13,079,532

		35,098,288

HEALTH CARE—12.9%
Abbott Laboratories	112,356	8,126,710
Johnson & Johnson	57,829	7,462,832
Merck & Co., Inc.	73,978	5,652,659

		21,242,201

	Shares	Value
RETAIL—4.1%
Amazon.com Inc.*	1,021	$1,533,511
Home Depot, Inc.	20,117	3,456,503
Walmart, Inc.	18,345	1,708,837

		6,698,851

STAPLES—4.0%
Altria Group, Inc.	15,436	762,384
Kraft Heinz Co. (The)	3,607	155,245
Mondelez International, Inc.,—Class A	10,720	429,122
PepsiCo, Inc.	37,423	4,134,493
Philip Morris International, Inc.	15,436	1,030,507

		6,511,751

TECHNOLOGY—17.7%
Alphabet Inc.,—Class A*	2,601	2,717,941
Apple, Inc.	16,404	2,587,567
Check Point Software Technologies Ltd.*	38,990	4,002,324
Cisco Systems, Inc.	24,194	1,048,326
Intel Corp.	246,080	11,548,534
Microsoft Corp.	43,766	4,445,313
Oracle Corp.	60,814	2,745,752

		29,095,757

TRANSPORTATION—7.9%
Union Pacific Corp.	94,402	13,049,189

Total Common Stocks (Cost: $23,209,667)		161,688,207

TOTAL INVESTMENTS IN SECURITIES
(Cost: $23,209,667)	98.4%	$161,688,207
Other assets in excess of liabilities	1.6%	2,687,816

NET ASSETS	100.0%	$164,376,023

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at value:

	Total Value at 12/31/18	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$161,688,207	$161,688,207	$—	$—

*	See details of industry breakout in the Schedule of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets And Liabilities

December 31, 2018

Assets
Investments in securities, at value (cost $23,209,667)	$161,688,207
Cash	3,618,900
Dividends receivable	339,424
Interest receivable	284
Prepaid expenses	11,378

Total assets	165,658,193

Liabilities
Payables for:
Distributions	962,707
Advisory fees	121,524
Administration and accounting fees	70,203
Custodian fees	19,780
Transfer agent fees	21,536
Accrued expenses and other liabilities	86,420

Total liabilities	1,282,170

Net Assets	$164,376,023

Net Assets consisted of:
Other capital — paid-in or reinvested	26,192,702
Distributable earnings	138,183,321

Net Assets (Applicable to 265,257 partnership shares outstanding)	$164,376,023

Net Asset Value offering and redemption price per share ($164,376,023 / 265,257 shares)	$619.69

Net assets applicable to shares owned by:
Limited partners (265,164 shares)	$164,318,514
Managing general partners (93 shares)*	57,509

Total net assets (265,257 shares)	$164,376,023

*	Net asset value per share does not recompute due to rounding.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

Year Ended December 31, 2018

Investment income
Dividends		$4,352,229

Expenses
Investment advisory services (Note C)		540,711
Legal fees (Note C)		193,316
Administration and accounting fees (Note C)		170,891
Managing general partners’ compensation, officer’s salary and expenses (Note C)		101,100
Transfer agent fees		42,579
Printing		10,161
Custodian fees		29,370
Audit fees		21,500
Insurance		17,090
Miscellaneous		14,713

Total expenses		1,141,431

Advisory fees waived		(36,000)

Total expense, net		1,105,431

Net investment income		3,246,798

Net realized and unrealized gain/(loss) on investments
Net realized loss on sale of investment securities		(294,828)
Net realized gain from securities transactions: distributed on redemption of partnership shares		20,223,948
Net unrealized appreciation on investments
Beginning of year	$173,646,884
End of year	138,478,540

Net change in unrealized appreciation (depreciation)		(35,168,344)

Net realized and unrealized loss on investments		(15,239,224)

Net decrease in net assets resulting from operations		$(11,992,426)

Statements of Changes in Net Assets

Years Ended December 31,

	2018	2017
Increase /(decrease) in net assets Operations:
Net investment income	$3,246,798	$3,585,218
Net realized gain (loss) from securities transactions, for federal income tax purposes net gain/(loss) is ($294,828) and $2,164	(294,828)	2,164
Excess of market value over book value of securities distributed upon redemption of partnership shares	20,223,948	23,753,287
Net unrealized change in unrealized appreciation on investments	(35,168,344)	6,901,705

Increase (decrease) in net assets resulting from operations	(11,992,426)	34,242,374

Distributions to partners from:
Total distributable earnings(1)	(3,247,179)	(3,571,501)

Capital share transactions:
Net asset value of 488(2) and 500(3) shares issued in lieu of cash distributions	320,035	313,300
Cost of 32,386(4) and 49,686(5) shares repurchased	(21,236,783)	(31,455,179)

Decrease in net assets from capital share transactions	(20,916,748)	(31,141,879)

Total decrease in net assets	(36,156,353)	(471,006)

Net assets:
Beginning of year	200,532,376	201,003,382

End of year(6)	$164,376,023	$200,532,376

(1)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See (Note B). For the year ended December 31, 2017, distributions from net investment income were $3,571,501.

(2)	Includes 488 Limited partners shares and 0 Managing general partners shares.
(3)	Includes 500 Limited partners shares and 0 Managing general partners shares.
(4)	Includes 32,386 Limited partners shares and 0 Managing general partners shares.
(5)	Includes 49,686 Limited partners shares and 0 Managing general partners shares.
(6)

Parenthetical disclosure of undistributed net investment income is no longer required. See (Note B). For the year ended December 31, 2017, end of year net assets included distributions in excess of investment income of ($10).

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$674.84	$580.36	$529.81	$559.24	$503.19

Income From Investment Operations:
Net investment income	11.77	10.94	10.94	10.52	10.05
Net gain (loss) on securities (both realized and unrealized)	(55.15)	94.44	50.12	(29.43)	56.04

Total from investment operations	(43.38)	105.38	61.06	(18.91)	66.09

Less Distributions:
From net investment income	(11.77)	(10.90)	(10.98)	(10.52)	(10.04)

Capital Contribution from Investment Advisor	—	—	0.47 *	—	—

Net Asset Value, End of Year	$619.69	$674.84	$580.36	$529.81	$559.24

Total Return	(6.43)%	18.37%	11.72%*	(3.42)%	13.19%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$164,376	$200,532	$201,003	$202,329	$215,260
Ratios to average net assets:
Expenses
Including waivers	0.58%	0.59%	0.58%	0.54%	0.52%
Excluding waivers	0.59%	0.61%	0.60%	0.56%	0.53%
Net investment income	1.69%	1.74%	1.98%	1.93%	1.89%
Portfolio Turnover Rate	0.94%	—%	2.60%	0.02%	—%

*	During the year ended December 31, 2016, the Advisor reimbursed the Fund $172,892 as a result of a trading error, which otherwise would have reduced Total Return by 0.09%.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund currently intends to retain all of its net long-term capital gains and pay the income tax at the applicable corporate income tax rate. The Fund may change this policy at any time and distribute up to all of its net long-term gains to shareholders.

For the year ended December 31, 2018, the Fund did not retain any long term capital gains.

The Fund had a capital loss carryover as of December 31, 2018 of $294,828 which can be carried forward for an unlimited period.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2015—2018) and has concluded that no provision for federal income tax is required in the Fund’s financial statements, except as noted above. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$21,688,241

Gross unrealized appreciation	140,244,189
Gross unrealized depreciation	(244,223)

Net unrealized appreciation	$139,999,966

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

Recent Accounting Pronouncements

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 as amended November 1, 2014 (“Advisory Agreement”). All BlackRock entities named are subsidiaries of BlackRock, Inc.

The Advisory Agreement provides for a fee, computed daily and paid monthly at the annual rate of 0.32% of the first $100,000,000 of the Fund’s net assets, plus 0.24% of the next $100,000,000 of the Fund’s net assets, plus 0.26% of the Fund’s net assets exceeding $200,000,000, which is reduced by an annual charge of $36,000 that is charged ratably against monthly payments. For the year ended December 31, 2018, this fee reduction equaled $36,000.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer and dividend disbursing agent.

The Bank of New York Mellon serves as the Fund’s administrator, accounting agent and custodian.

The Managing General Partners each receive a fixed fee as compensation for their services, fees for attending Board meetings and reimbursement of expenses incurred attending Board meetings. In addition, the Chairman, President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2018, payments to or for the Managing General Partners amounted to $101,100.

Legal fees amounting to $193,316 for the year ended December 31, 2018 were paid to Drinker Biddle & Reath LLP. A partner of the law firm is the Secretary of the Fund.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $1,777,734 and $1,824,252 respectively, for the year ended December 31, 2018.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners have treated this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense, however, in tax years 2018 through 2025, as a result of the Tax Cuts and Jobs Act of 2017, the investment expenses are no longer deductible.

The tax character of distributions paid during 2018 and 2017 were as follows:

	2018	2017
Ordinary income	$3,689,351	$4,061,365
Investment expense	(442,172)	(489,864)

Distributed to partners	$3,247,179	$3,571,501

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2018, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash redemptions were as follows:

	Value of the Redemptions		Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities	$21,236,690	*	$20,223,948	32,386
Cash	93		—	—

	$21,236,783		$20,223,948	32,386

*	Includes $3,068 in cash redeemed.

Net realized gains from these in-kind transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of net investment income	$(391)
Capital loss carryover	(294,828)
Other timing differences	(1,521,426)
Net unrealized appreciation of investments	139,999,966

$138,183,321

On December 31, 2018, distributable earnings was decreased by $20,223,948, and additional paid in capital was increased by $20,223,948 due to permanent differing book and tax treatment of realized gains and losses attributable to redemptions in kind. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Chestnut Street Exchange Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Chestnut Street Exchange Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Chestnut Street Exchange Fund since 2003.

Philadelphia, Pennsylvania

February 15, 2019

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Annual Approval Investment Advisory Agreement

At a meeting held on October 24, 2018, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund for an additional one year period. In connection with this approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered BCM’s reports and presentations that included among other things: (1) a comparison of the advisory fee and expenses of the Fund to that of the BlackRock Funds Exchange Portfolio (the “BlackRock Portfolio”), the other exchange portfolio managed by BCM; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500® Index) as well as the Dow Jones Industrial Average™; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM; (5) information about the services provided to the Fund, the experience and qualifications of the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BCM; (7) the nature of BCM’s internal controls to monitor portfolio compliance and an independent auditor’s report on its examination of BlackRock’s description of its systems related to asset management, recordkeeping and reporting services; (8) the costs of the services provided and BCM’s profits with respect to the Fund; and (9) BlackRock’s financial information. Since the Fund is closed to new investors, economies of scale were not considered relevant.

The Managing General Partners considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. On the basis of this evaluation, the Managing General Partners concluded that the nature, quality and extent of services provided by BCM were satisfactory. The Managing General Partners also considered the Fund’s performance as compared to its benchmark, the S&P 500® Index, the BlackRock Portfolio and the Dow Jones Industrial Average™ for the year-to-date, 1-, 3-, 5- and 10-year periods ended June 30, 2018. The Managing General Partners also considered the advisory fee and expenses of the Fund as compared to the BlackRock Portfolio and the Adviser’s profitability information.

After further discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to the BlackRock Portfolio’s fees, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are reasonable and fair.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2018 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Disinterested Managing General Partners
Gordon L. Keen, Jr. The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809 Age: 73	Managing General Partner since 2006	Senior Vice President, Law & Corporate Department, Airgas, Inc. (Radnor, PA-based distributor of industrial, medical and specialty gases, and welding and safety equipment and supplies) from January 1992 to January 2006.	1	None

Langhorne B. Smith The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809 Age: 82	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company from 1981 to 2002).	1	None

David R. Wilmerding, Jr. The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809 Age: 83	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Officers
Terry Wettergreen Vigilant Compliance LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 68	President and Chief Compliance Officer since January 1, 2018	Director, Vigilant Compliance LLC since October 2016; Chief Compliance Officer, Westport Advisers LLC and Westport Asset Management Inc. from 1996-2016; Treasurer, Chief Financial Officer, Vice President and Secretary, The Westport Funds 1998-2016.	N/A	N/A

John Boyle, CPA, MBA Vigilant Compliance LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Chief Financial Officer since 2012	Director, Vigilant Compliance LLC since 2006.	N/A	N/A

Michael P. Malloy Drinker Biddle & Reath One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 59	Secretary since 2001	Partner in the law firm of Drinker Biddle & Reath LLP.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive,

Westborough, MA 01581

(800) 852-4750

Annual Report

December 31, 2018

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,000 for 2018 and $21,000 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2018 and $0 for 2017.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Terry Wettergreen
Terry Wettergreen, President & Chief Compliance Officer
(principal executive officer)

Date March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry Wettergreen
Terry Wettergreen, President & Chief Compliance Officer
(principal executive officer)

Date March 6, 2019

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date March 7, 2019

*	Print the name and title of each signing officer under his or her signature.